VALlC Company II Prospectus January 1, 2017
SAVING : INVESTING : PLANNING

VALIC Company II (“VC II”) is a mutual fund complex made up of 15 separate funds, one of which is described in this Prospectus. The investment objective of the Strategic Bond Fund (the “Fund”) is to seek the highest possible total return and income consistent with conservation of capital through investment in a diversified portfolio of income producing securities. (Ticker Symbol: VCSBX). The Fund is discussed in more detail in its Fund Summary contained in this prospectus.

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities, nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

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FUND SUMMARY: STRATEGIC BOND FUND

Investment Objective

The Fund seeks the highest possible total return and income consistent with conservation of capital through investment in a diversified portfolio of income producing securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If separate account fees were shown, then the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.51%
Other Expenses	0.37%
Total Annual Fund Operating Expenses	0.88%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$90	$281	$488	$1,084

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 162% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund invests, under normal circumstances, at least 80% of its net assets in a broad range of fixed-income securities, including:

•	investment grade bonds (rated Baa or higher by Moody’s Investor Services, Inc. (“Moody’s”) and BBB or higher by S&P Global Ratings (“S&P”));
•	U.S. Government and agency obligations;
•	mortgage- and asset-backed securities; and
•	U.S., Canadian, and foreign high risk, high yield, “junk bonds” (rated C or higher by Moody’s and CC or higher by S&P, or comparable unrated securities).

Up to 50% of the Fund’s total assets may be invested in foreign securities. Up to 25% of the Fund’s total assets may be invested in foreign emerging market debt (both U.S. and non-U.S. dollar denominated), including, both sovereign and corporate debt rated C or higher by Moody’s or CC or higher by S&P, or of comparable quality if unrated. In addition, the Fund may invest up to an additional 25% of its total assets in non-U.S. dollar bonds.

The Fund may invest up to 10% of its net assets in senior secured floating rate loans.

The Fund may engage in active and frequent trading of portfolio securities in an effort to achieve its investment objective.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

FUND SUMMARY: STRATEGIC BOND FUND

Management Risk: The investment style or strategy used by the Fund may fail to produce the intended result. The subadviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Active Trading Risk: High portfolio turnover rates that are associated with active trading may result in higher transaction costs, which can adversely affect the Fund’s performance. Active trading tends to be more pronounced during periods of increased market volatility.

Call or Prepayment Risk: During periods of falling interest rates, a bond issuer may “call” a bond to repay it before its maturity date. The Fund may only be able to invest the bond’s proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Credit Risk: The Fund may suffer losses if the issuer of a fixed-income security owned by the Fund is unable to make interest or principal payments.

Emerging Markets Risk: In addition to the risks associated with investments in foreign securities, emerging market securities are subject to additional risks, which cause these securities generally to be more volatile than securities of issuers located in developed countries.

Foreign Investment Risk: Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political, social and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Interest Rate Risk: The value of fixed-income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to these initiatives.

Junk Bond Risk: High yielding, high risk fixed-income securities (often referred to as “junk bonds”) may involve significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed-income securities. Issuers of junk bonds are less secure financially and their securities are more sensitive to downturns in the economy. The market for junk bonds may not be as liquid as that for more highly rated securities.

Loan Risk: Declines in prevailing interest rates may increase prepayments of loans and may expose the Fund to a lower rate of return if it reinvests the repaid principal in loans with lower yields. No active trading market may exist for certain loans, which may impair the ability of the Fund to realize the full value of such loans in the event of the need to liquidate such assets. Moreover, adverse market conditions may impair the liquidity of some actively traded loans.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prices of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.

Mortgage-Backed Securities Risk: Mortgage-backed securities are similar to other debt securities in that they are subject to credit risk and interest rate risk. Mortgage-backed securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be non-guaranteed securities issued by private issuers. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause the Fund to invest the proceeds in less attractive investments or increase the volatility of their prices.

Non-Mortgage Asset-Backed Securities Risk: Certain non-mortgage asset-backed securities are issued by private parties rather than the U.S. Government or its agencies or government-sponsored entities. If a private issuer fails to pay interest or repay principal, the assets backing these securities may be insufficient to support the payments on the securities.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

U.S. Government Obligations Risk: U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and are generally considered to have low credit risk. Unlike U.S. Treasury obligations, securities

FUND SUMMARY: STRATEGIC BOND FUND

issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises, including the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, may or may not be backed by the full faith and credit of the U.S. Government and are therefore subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Bloomberg Barclays U.S. Aggregate Bond Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

During the periods shown in the bar chart below, the highest return for a quarter was 11.31% (quarter ended June 30, 2009) and the lowest return for a quarter was -8.96% (quarter ended December 31, 2008). For the year-to-date through September 30, 2016, the Fund’s return was 9.43%.

Average Annual Total Returns (For the periods ended December 31, 2015)

	1 Year	5 Years	10 Years

Fund	-1.93%	3.69%	4.98%
Bloomberg Barclays U.S. Aggregate Bond Index	0.55%	3.25%	4.51%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is subadvised by PineBridge Investments LLC.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Anders Faergemann	2016	Managing Director and Senior Sovereign Portfolio Manager, Emerging Fixed Income
Robert Vanden Assem, CFA	2002	Managing Director and Head of Developed Markets and Investment Grade Fixed Income
John Yovanovic, CFA	2007	Managing Director and Head of High Yield Portfolio Management
Dana Burns	2014	Managing Director and Senior Portfolio Manager, Investment Grade Fixed Income

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 4.

IMPORTANT ADDITIONAL INFORMATION

Purchases and Sales of Fund Shares

Shares of the Fund may only be purchased or redeemed through Variable Contracts offered by the separate accounts of VALIC or other participating life insurance companies and through qualifying retirement plans (“Plans”) and IRAs. Shares of the Fund may be purchased and redeemed each day the New York Stock Exchange is open, at the Fund’s net asset value determined after receipt of a request in good order.

The Fund does not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account value minimums. The prospectus (or other offering document) for your Variable Contract may contain additional information about purchases and redemptions of the Fund’s shares.

Tax Information

The Fund will not be subject to federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends and the separate accounts that receive the dividends are not subject to tax. However, contractholders may be subject to federal income tax (and a federal Medicare tax of 3.8% that applies to net income, including taxable annuity payments, if applicable) upon withdrawal from a Variable Contract. Contractholders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.

Payments to Broker-Dealers and Other Financial Intermediaries

The Fund is not sold directly to the general public but instead is offered to registered and unregistered separate accounts of VALIC and its affiliates and to Plans and IRAs. The Fund and its related companies may make payments to the sponsoring insurance company or its affiliates for recordkeeping and distribution. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Fund as an underlying investment option in a variable contract. Visit your sponsoring insurance company’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

The Fund’s investment objectives, principal investment strategies and principal risks are described in its Fund Summary. Additional information regarding the Fund’s investment strategies and investment risks is provided below.

From time to time, the Fund may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on the Fund’s investments in money market securities for temporary defensive purposes. If the Fund takes such a temporary defensive position, it may not achieve its investment objective.

The principal investment objective and strategies for the Fund in this Prospectus are non-fundamental and may be changed by the Board of Trustees of VALIC Company II (“VC II”) without investor approval. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s investment strategy that requires 80% of its net assets to be invested in certain types of securities described in the name of the Fund. References to “net assets” in the Fund Summary takes into account any borrowings for investment purposes by the Fund. Unless stated otherwise, all percentages are calculated as of the time of purchase.

The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, The Variable Annuity Life Insurance Company (“VALIC” or the “Adviser”), who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, those contractual arrangements and those contractual arrangements cannot be enforced by shareholders.

This Prospectus and the Statement of Additional Information (“SAI”) provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

In addition to the securities and investment techniques described in this Prospectus, there are other securities and investment techniques in which the Fund may invest in limited instances. These other securities and investment techniques are listed in the SAI, which you may obtain free of charge (see back cover).

VALIC, as the investment adviser of the Fund, initially allocates the Fund’s assets that have more than one subadviser in a manner designed to maximize investment efficiency as well as properly reflect the investment style and provide complementary fit within the Fund. VALIC allocates subscriptions and redemptions equally among the multiple subadvisers, unless VALIC determines that a different allocation of assets would be in the best interest of the respective Fund and its shareholders. VALIC periodically reviews the asset allocation in the Fund to determine the extent to which a portion of assets managed by a subadviser differs from that portion initially allocated to the subadviser. If VALIC determines that the difference is significant, VALIC may effect a re-balancing of the Fund’s assets and adjustment of the Fund’s allocation of cash flows among subadvisers. However, VALIC reserves the right to reallocate assets from one subadviser to another when it would be in the best interests of the Fund and its shareholders to do so. VALIC makes such determination based on a number of factors including to maintain a consistent investment style and to better reflect the Fund’s benchmark or its peers. In some instances, the effect of the reallocation will be to shift assets from a better performing subadviser to a portion of the Fund with a relatively lower total return.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

Strategic Bond Fund

The Fund may invest in U.S. Government securities, which are securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another.

For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

The Fund may also invest up to 20% of net assets in equity securities, such as common and preferred stocks, convertible securities, and warrants. The Fund may also invest in senior secured floating rate loans, which are generally direct debt obligations undertaken by U.S. corporations in connection with recapitalizations, acquisitions, leveraged buyouts and refinancing. Additionally, the Fund may enter into forward foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates.

Please see the section titled “Investment Glossary — Investment Risks” for a discussion of the following additional risks of the Fund: Cybersecurity Risk, Equity Securities Risk, Preferred Stock Risk, Convertible Securities Risk, Warrant Risk, Derivatives Risk, Counterparty Risk and Hedging Risk.

INVESTMENT GLOSSARY

Investment Terms

Each Fund’s investment objective, strategy and risks are described above. More detail on investments and investment techniques is shown below. Funds may utilize these investments and techniques as noted, though the investment or technique may not be a principal strategy.

American Depositary Receipts (“ADRs”)

ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank. ADRs in which the Fund may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs.

Asset-Backed Securities

Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders. Examples of assets supporting asset-backed securities include credit card receivables, retail installment loans, home equity loans, auto loans, and manufactured housing loans.

Derivatives

Unlike stocks and bonds that represent actual ownership of a stock or bond, derivatives are instruments that “derive” their value from securities issued by a company, government, or government agency, such as futures and options. In certain cases, derivatives may be purchased for non-speculative investment purposes or to protect (“hedge”) against a change in the price of the underlying security. There are some investors who take higher risk (“speculate”) and buy derivatives to profit from a change in price of the underlying security. The Funds may purchase derivatives to hedge their investment portfolios and to earn additional income in order to help achieve their objectives. Generally, the Funds do not buy derivatives to speculate. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Fund total return; and the potential loss from the use of futures can exceed a Fund’s initial investment in such contracts.

Diversification

The Fund’s diversification policy limits the amount that the Fund may invest in certain securities. The Fund’s diversification policy is also designed to comply with the diversification requirements of the Internal Revenue Code of 1986, as amended (the “Code”), as well as the 1940 Act. The Fund is diversified under the 1940 Act. The Fund is expected to satisfy the Code’s diversification requirements.

Equity Securities

Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. If you own an equity security, you own a part of the company that issued it. Companies sell equity securities to get the money they need to grow.

Stocks are one type of equity security. Generally, there are three types of stocks:

•	Common stock — Each share of common stock represents a part of the ownership of the company. The holder of common stock participates in the growth of the company through increasing stock price and receipt of dividends. If the company runs into difficulty, the stock price can decline and dividends may not be paid.
•	Preferred stock — Each share of preferred stock usually allows the holder to get a set dividend before the common stock shareholders receive any dividends on their shares.
•	Convertible preferred stock — A stock with a set dividend which the holder may exchange for a certain amount of common stock.

Stocks are not the only type of equity security. Other equity securities include but are not limited to convertible securities, depositary receipts, warrants, rights and partially paid shares, investment company securities, real estate securities, convertible bonds and ADRs, European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). More information about these equity securities is included elsewhere in this Prospectus or contained in the SAI.

Market cap ranges.  Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding common stock (or similar securities) of the company at the time of purchase. The market capitalization of the companies in which the Fund invests, and the indexes described below, change over time. The Fund will not automatically sell or cease to purchase stock of a company that it already owns just because the company’s market capitalization grows or falls outside this range. With respect to the Fund, except as noted in the Fund Summary or in the section entitled “Additional Information About the Funds’ Investment Objectives, Strategies and Risks”:

•	Large-Cap companies will generally include companies whose market capitalizations are equal to or greater than the market capitalization of the smallest company in the Russell 1000® Index during the most recent 12-month period. As of November 30, 2016, the market capitalization range of companies in the Russell 1000® Index was approximately $204 million to $605.4 billion.

•	Mid-Cap companies will generally include companies whose market capitalizations range from the market capitalization of the smallest company included in the Russell Midcap® Index to the market capitalization of the largest company in the Russell Midcap® Index during the most recent 12-month period. As of November 30, 2016, the market capitalization range of the companies in the Russell Midcap® Index was approximately $204 million to $49.2 billion.

INVESTMENT GLOSSARY

•	Small-Cap companies will generally include companies whose market capitalizations are equal to or less than the market capitalization of the largest company in the Russell 2000® Index during the most recent 12-month period. As of June 30, 2016, the market capitalization range of the companies in the Russell 2000® Index was approximately $23 million to $8.1 billion.

Exchange-Traded Funds (“ETFs”)

These are a type of investment company fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The Funds may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their cost.

Firm Commitment

A firm commitment is a buy order for delayed delivery in which the Fund agrees to purchase a security from a seller at a future date, stated price, and fixed yield. The agreement binds the seller as to delivery and binds the purchaser as to acceptance of delivery.

Fixed-Income Securities

Fixed-income securities include a broad array of short, medium and long-term obligations, including notes and bonds. Fixed-income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed-income securities generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity.

Bonds are one type of fixed-income security and are sold by governments on the local, state, and federal levels, and by companies. There are many different kinds of bonds. For example, each bond issue has specific terms. U.S. Government bonds are guaranteed by the federal government to pay interest and principal. Revenue bonds are usually only paid from the revenue of the issuer. An example of that would be an airport revenue bond. Debentures are a very common type of corporate bond (a bond sold by a company). Payment of interest and return of principal is subject to the company’s ability to pay. Convertible bonds are corporate bonds that can be exchanged for stock.

Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond. Fixed periods to maturity are categorized as short term (generally less than 12 months), intermediate (one to 10 years), and long term (10 years or more).

Investment grade bonds are bonds that are rated at least BBB by S&P Global Rating (“S&P®”), Baa by Moody’s Investor Services, Inc. (“Moody’s”), or the equivalent thereof by another rating organization or, if unrated, are determined by the subadviser to be of comparable quality at the time of purchase. The SAI has more detail about ratings.

Bonds that are rated Baa by Moody’s or BBB by S&P have speculative characteristics. Bonds that are unrated or rated below Baa3 by Moody’s or BBB– by S&P® (commonly referred to as high yield, high risk or junk bonds) are regarded, on balance, as predominantly speculative. Changes in economic conditions or other circumstances are more likely to weaken the issuer’s capacity to pay interest and principal in accordance with the terms of the obligation than is the case with higher rated bonds. While such bonds may have some quality and protective characteristics, these are outweighed by uncertainties or risk exposures to adverse conditions. Lower rated bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high-yield, high-risk bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals, or obtain additional financing. In addition, the secondary trading market for lower-medium and lower- quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult to accurately value certain of these lower-grade portfolio securities.

Bonds are not the only type of fixed-income security. Other fixed-income securities include, but are not limited to, U.S. and foreign corporate fixed-income securities, including convertible securities (bonds, debentures, notes and other similar instruments) and corporate commercial paper, mortgage-backed and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or “indexed” securities, preferred or preference stock, catastrophe bonds, and loan participations; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; fixed-income securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Commercial paper is a specific type of corporate or short-term note payable in less than 270 days. Most commercial paper matures in 50 days or less. Fixed-income securities may be acquired with warrants attached. For more information about specific income securities see the SAI.

Investments in fixed-income securities include U.S. Government securities. U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are

INVESTMENT GLOSSARY

issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by the U.S. Treasury; however, they involve federal sponsorship. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. For more information about mortgage-backed fixed-income securities see “Mortgage-Backed Securities” below.

Recent market conditions have resulted in fixed-income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the value of many types of debt securities has been reduced, including, but not limited to, asset-backed securities. Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities, or to predict the duration of these market events. Mortgage-backed securities have been especially affected by these events. Some financial institutions may have large (but still undisclosed) exposures to such securities, which could have a negative effect on the broader economy. Securities in which the Fund invests may become less liquid in response to market developments or adverse investor perceptions. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell such investments to meet redemptions or for other cash needs, the Fund may suffer a loss.

Foreign Currency

The Fund buys foreign currencies when it believes the value of the currency will increase. If it does increase, the Fund sells the currency for a profit. If it decreases the Fund will experience a loss. The Fund may also buy foreign currencies to pay for foreign securities bought for the Fund or for hedging purposes.

Foreign Securities

Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, fixed-income securities issued by foreign governments, corporations and supranational organizations, and GDRs and EDRs. There is generally less publicly available information about foreign companies, and they are generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

Hybrid Instruments

Hybrid instruments, such as indexed or structured securities, can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. In addition, another type of hybrid instrument is a participatory note, which is issued by banks or broker-dealers and is designed to offer a return linked to a particular underlying equity, debt, currency or market.

Illiquid Securities

An illiquid security is one that may not be frequently traded or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities include, but are not limited to, time deposits and repurchase agreements not maturing within seven days and restricted securities. A restricted security is one that has not been registered with the Securities and Exchange Commission (the “SEC”) and, therefore, cannot be sold in the public market. Securities eligible for sale under Rule 144A and commercial paper offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, are not deemed by VALIC or the Fund’s subadviser to be illiquid solely by reason of being restricted. Instead, the subadviser will determine whether such securities are liquid based on trading markets and pursuant to guidelines adopted by the Board of Trustees. If the subadviser concludes that a security is not liquid, that investment will be included within the Fund’s limitation on illiquid securities.

Lending Portfolio Securities

The Fund may make secured loans of its portfolio securities for purposes of realizing additional income. No lending may be made with any companies affiliated with VALIC. The Fund will only make loans to broker-dealers and other financial institutions deemed by State Street Bank and Trust Company (the “securities lending agent”) to be creditworthy. The securities lending agent also holds the cash and the portfolio securities of VC II. Each loan of portfolio securities will be continuously secured by collateral in an amount at least equal to the market value of the securities loaned. Such collateral will be cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon. As with other extensions of credit, securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money if the Fund does not recover the securities and/or the value of the collateral or the value of investments made with cash collateral falls. Such events may also trigger adverse tax consequences for the Fund. To the extent that either the value of the cash collateral or the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the

INVESTMENT GLOSSARY

security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral should the borrower fail financially. Engaging in securities lending could also have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

Loan Assignments

Loan assignments are purchased from a lender and typically result in the purchaser succeeding to all rights and obligations under the loan agreement between the assigning lender and the borrower. However, loan assignments may be arranged through private negotiations, and the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the assigning lender.

Loan Participations

Loan participations are interests in loans acquired from a lender or from other owners of loan participations (a “Participant”). In either case, the purchaser does not establish any direct contractual relationship with the borrower. The purchaser of a loan participation is required to rely on the lender or the Participant that sold the loan participation not only for the enforcement of its rights under the loan agreement against the borrower but also for the receipt and processing of payments due under the loan. Therefore, the owner of a loan participation is subject to the credit risk of both the borrower and a lender or Participant.

Money Market Securities

The Fund may invest part of its assets in high quality money market securities payable in U.S. dollars. A money market security is a high quality, short-term debt obligation that is eligible for inclusion in money market fund portfolios, in accordance with Rule 2a-7 under the 1940 Act.

These high quality money market securities include:

•	Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
•	Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion.
•	Commercial paper sold by corporations and finance companies.
•	Corporate debt obligations with remaining maturities of 13 months or less.
•	Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan participations, adjustable rate securities and variable rate demand notes.

Mortgage-Backed Securities

Mortgage-backed securities include, but are not limited to, mortgage pass-through securities, collateralized mortgage obligations and commercial mortgage-backed securities.

Mortgage pass-through securities represent interests in “pools” of mortgage loans secured by residential or commercial real property. Payments of interest and principal on these securities are generally made monthly, in effect

“passing through” monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Mortgage-backed securities are subject to interest rate risk and prepayment risk.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (i.e., securities guaranteed by Government National Mortgage Association (“GNMA”)) or guaranteed by agencies or instrumentalities of the U.S. Government (i.e., securities guaranteed by Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), which are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations). Mortgage-backed securities created by non-governmental issuers (such as commercial banks, private mortgage insurance companies and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized mortgage obligations (“CMOs”) are hybrid mortgage-backed instruments. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying the Fund’s diversification tests.

Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-backed or asset-backed securities. Mortgage-backed securities include mortgage pass-through securities described above and securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. These securities may be structured in classes with rights to receive varying proportions of principal and interest.

Repurchase Agreements

A repurchase agreement requires the seller of the security to buy it back at a set price at a certain time. If the Fund enters into a repurchase agreement, it is really making a

INVESTMENT GLOSSARY

short-term loan (usually for one day to one week). The Fund may enter into repurchase agreements only with well-established securities dealers or banks that are members of the Federal Reserve System. The Fund in this Prospectus may invest in repurchase agreements.

The risk in a repurchase agreement is the failure of the seller to be able to buy the security back. If the value of the security declines, the Fund may have to sell at a loss.

Reverse Repurchase Agreements, Dollar Rolls and Borrowings

A reverse repurchase agreement involves the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement.

In a dollar roll transaction, the Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The time period from the date of sale to the date of purchase under a dollar roll is known as the roll period. The Fund foregoes principal and interest paid during the roll period on the securities sold in a dollar roll. However, the Fund receives an amount equal to the difference between the current sales price and the lower price for the future purchase as well as any interest earned on the proceeds of the securities sold.

If the Fund’s positions in reverse repurchase agreements, dollar rolls or similar transactions are not covered by liquid assets, such transactions would be subject to the Fund’s limitations on borrowings. Apart from such transactions, the Fund will not borrow money, except as provided in its investment restrictions. See “Investment Restrictions” in the SAI for a complete listing of the Fund’s investment restrictions.

Special Situations

A special situation arises when, in the opinion of the adviser or subadviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to the issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate events, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Swap Agreements

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a particular foreign currency), or in a “basket” of securities representing a particular index. Forms of swap agreements include credit default swaps, equity swaps, interest rate swaps, floors and collars, and fixed-income total return swaps.

Credit default swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. An equity swap is a special type of total return swap, where the underlying asset is a stock, a basket of stocks, or a stock index. Compared to actually owning the stock, in this case you do not have to pay anything up front, but you do not have any voting or other rights that stockholders do have. Interest rate swaps are the most common type of swap. The parties typically exchange fixed rate payments against floating rate payments. A fixed-income total return swap is a swap, where one party pays the total return of an asset, and the other party makes periodic interest payments. The total return is the capital gain or loss, plus any interest or dividend payments. The parties have exposure to the return of the underlying asset without having to hold the underlying assets.

Temporary Defensive Investment Strategy

From time to time, the Fund may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on Fund investments in money market securities for temporary defensive purposes. If the Fund takes such a temporary defensive position, they may not achieve their investment objectives.

When-Issued Securities, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell when-issued securities that have been authorized but not yet issued in the market. In addition, the Fund may purchase or sell securities on a forward commitment basis. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The Fund may engage in when-issued or forward commitment transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a when-issued or forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date.

INVESTMENT GLOSSARY

Investment Risks

Active Trading Risk

A strategy used whereby the Fund may engage in frequent trading of portfolio securities in an effort to achieve its investment objective. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. During periods of increased market volatility, active trading may be more pronounced. In the “Financial Highlights” section, the Fund’s portfolio turnover rate is provided for each of the last five years.

Call or Prepayment Risk

During periods of falling interest rates, a bond issuer may “call” — or repay — its high-yielding bonds before their maturity date. Typically, such repayments will occur during periods of falling interest rates requiring the Fund to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Fund and result in a decline in the Fund’s income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price.

Convertible Securities Risk

The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. At times a convertible security may be more susceptible to fixed-income security related risks, while at other times such a security may be more susceptible to equity security related risks. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to the Fund.

Counterparty Risk

Counterparty risk is the risk that a counterparty to a security, loan or derivative held by the Fund becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.

Credit Risk

The value of a fixed-income security is directly affected by an issuer’s ability to pay principal and interest on time. If the Fund invests in fixed-income securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded; an issuer of an investment held by the Fund fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.

Cybersecurity Risk

Intentional cybersecurity breaches include: unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause the Fund, the Adviser, a subadviser, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, or financial loss. In addition, such incidents could affect issuers in which the Fund invests, and thereby cause the Fund’s investments to lose value.

Derivatives Risk

The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can significantly increase the Fund’s exposure to market and credit risk. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund will not correlate with the underlying instruments or the Fund’s other investments. A small investment in derivatives can have a potentially large impact on the Fund’s performance. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms. Certain types of derivatives involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk.

Additionally, some derivatives involve economic leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument. Leveraging also may expose the Fund to losses in excess of the amount invested. Due to their complexity, derivatives may not perform as intended. As a result, the Fund may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Fund may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. The Fund may be required to segregate liquid assets in connection with the purchase of derivative instruments.

INVESTMENT GLOSSARY

Derivatives are often used to hedge against positions in the Fund. A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or exchange rates. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which the Fund’s securities are not denominated. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

The Fund is subject to legal requirements applicable to all mutual funds that are designed to reduce the effects of any leverage created by the use of derivative instruments. Under these requirements, the Fund must set aside liquid assets (referred to sometimes as “asset segregation”), or engage in other measures, while the derivatives instruments are held. Generally, under current law, the Fund must set aside liquid assets equal to the full notional value for derivative contracts that are not contractually required to “cash-settle.” For derivative contracts that are contractually required to cash-settle, the Fund only need to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligation rather than the contract’s full notional value. The Fund reserve the right to alter their asset segregation policies in the future to comply with changes in the law or interpretations thereunder.

Recent legislation calls for a new regulatory framework for the derivatives markets. The extent and impact of new regulations are not yet known and may not be known for some time. New regulations may make the use of derivatives by funds more costly, may limit the availability of certain types of derivatives, and may otherwise adversely affect the value or performance of derivatives used by the Fund. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the Fund. If the proposed rule takes effect, it could limit the ability of the Fund to invest in derivatives.

Emerging Markets Risk

Investments in emerging markets are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries. Unlike most developed countries, emerging market countries may impose restrictions on foreign investment. These countries may also impose confiscatory taxes on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will.

The securities markets in emerging market countries tend to be smaller and less mature than those in developed countries, and they may experience lower trading volumes. As a result, investments in emerging market securities may be less liquid and their prices more volatile than investments in developed countries.

The fiscal and monetary policies of emerging market countries may result in high levels of inflation or deflation or currency devaluation. As a result, investments in emerging market securities may be subject to abrupt and severe price changes.

Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.

Equity Securities Risk

The Fund’s investments in equity securities are subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Foreign Investment Risk

Investments in foreign securities involve risks in addition to those associated with investments in domestic securities due to changes in currency exchange rates, unfavorable political, social and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means a subadviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than markets of developed countries. The Fund investing in foreign securities may also be subject to the following risks:

•	Currency Risk. Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.

•	Emerging Markets Risk. The risks associated with investment in foreign securities are heightened in

INVESTMENT GLOSSARY

connection with investments in the securities of issuers in emerging markets. Generally, economic structures in emerging market counties are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.

•	Foreign Sovereign Debt Risk. To the extent a Fund invests in foreign sovereign debt securities, it may be subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political, social and economic considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans.

Hedging Risk

A hedge is an investment made in order to reduce the risk of adverse price movements in a currency or other investment by taking an offsetting position (often a through a derivative instrument, such as an option or forward contract). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

Interest Rate Risk

The volatility of fixed-income securities is due principally to changes in interest rates. The market value of money market securities and other fixed-income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Junk Bond Risk

A portion of the Fund’s investments may be invested in high yielding, high risk fixed income securities, commonly known as junk bonds. These securities can range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy. Investments in junk bonds involve significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed income securities because issuers of junk bonds are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. Accordingly, these investments could decrease in value and therefore negatively impact the Fund. In addition, the secondary market for junk bonds may not be as liquid as that for higher rated fixed income securities. As a result, the Fund may find it more difficult to value junk bonds or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Fund.

Loan Risk

Declines in prevailing interest rates may increase prepayments of loans and may expose a Fund to a lower rate of return if it reinvests the repaid principal in loans with lower yields. No active trading market may exist for certain loans, which may impair the ability of a Fund to realize the full value of such loans in the event of the need to liquidate such assets. Moreover, adverse market conditions may impair the liquidity of some actively traded loans.

Management Risk

Different investment styles and strategies tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The investment style or strategy used by the Fund may fail to produce the intended result. Moreover, the Fund may outperform or underperform funds that employ a different investment style or strategy. A subadviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Generally, stocks with growth characteristics can have relatively wide price swings as a result of their potentially high valuations, while stocks with value characteristics carry the risk that investors will not recognize their intrinsic value for a long time or that they are actually appropriately priced at a low level. The share price of the Fund that holds stocks with growth and value characteristics may be negatively affected by either set of risks, as discussed in more detail below.

•	Growth Style Risk. Generally, “growth” stocks are stocks of companies that a subadviser believes have anticipated earnings ranging from steady to accelerated growth. Many investors buy growth stocks because of anticipated superior earnings growth, but earnings disappointments often result in sharp price declines. Growth companies usually invest a high portion of earnings in their own businesses so their stocks may lack the dividends that can cushion share prices in a down market. In addition, the value of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks, because growth stocks trade at higher prices relative to current earnings.

INVESTMENT GLOSSARY

•	Value Style Risk. Generally, “value” stocks are stocks of companies that a subadviser believes are currently undervalued in the marketplace. A subadviser’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect and the price of the company’s stock may fall or may not approach the value the subadviser has placed on it.

Market Risk

The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, a subadviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market.

Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like markets generally, the investment performance of the Fund will fluctuate, so an investor may lose money over short or even long periods.

Mortgage-Backed Securities Risk

Mortgage-backed securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause the Fund to invest the proceeds in less attractive investments or increase the volatility of their prices. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates. See also “Liquidity Risk for Mortgage- and Asset-Backed Securities.”

Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Fund may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

Preferred Stock Risk

Unlike common stock, preferred stock generally pays a fixed dividend from a company’s earnings and may have a preference over common stock on the distribution of a company’s assets in the event of bankruptcy or liquidation. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Preferred stockholders typically do not have voting rights.

Securities Lending Risk

Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

U.S. Government Obligations Risk

U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and are generally considered to have low credit risk. Unlike U.S. Treasury obligations, securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Warrant Risk

A warrant entitles the holder to purchase a specified amount of securities at a pre-determined price. Warrants may not track the value of the securities the holder is entitled to purchase and may expire worthless if the market price of the securities is below the exercise price of the warrant.

INVESTMENT GLOSSARY

About the Index

Unlike mutual funds, the index does not incur expenses. If expenses were deducted, the actual returns of the index would be lower.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage- and asset-backed securities and commercial mortgage-backed securities.

ACCOUNT INFORMATION

VC II Shares

VC II is an open-end mutual fund and may offer shares of the Fund for sale at any time. However, VC II offers shares of the Fund only to registered and unregistered separate accounts of VALIC and its affiliates and to qualifying retirement plans (previously defined as the “Plans”) and IRAs.

Buying and Selling Shares

As a participant in a Variable Contract, Plan, or IRA, you do not directly buy shares of the Funds that make up VC II. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates or through a trust or custodial account under a Plan or an IRA. When you buy these units, you specify the Fund in which you want the separate account, trustee or custodian to invest your money. The separate account, trustee or custodian, in turn, buys the shares of the Fund according to your instructions. After you invest in the Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. When you provide instructions to buy, sell, or transfer shares of the Fund, the separate account, trustee or custodian does not pay any sales or redemption charges related to these transactions. The value of such transactions is based on the next calculation of net asset value after the orders are placed with the Fund.

For certain investors, there may be rules or procedures regarding the following:

•	any minimum initial investment amount and/or limitations on periodic investments;
•	how to purchase, redeem or exchange your interest in the Fund;
•	how to obtain information about your account, including account statements; and
•	any fees applicable to your account.

For more information on such rules or procedures, you should review your Variable Contract prospectus, Plan document or custodial agreement. The Fund does not currently foresee any disadvantages to participants arising out of the fact that it may offer its shares to separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts. Nevertheless, the Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the Fund and shares of another Fund may be substituted. This might force the Fund to sell portfolio securities at disadvantageous prices. In addition, VC II reserves the right to refuse to sell shares of the Fund to any separate account, plan sponsor, trustee or custodian, or financial intermediary, or may suspend or terminate the offering of shares of the Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund. Although VC II normally redeems

Fund shares for cash, VC II has the right to pay separate account assets other than cash (“redemption in kind”) for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected Fund, whichever is less.

Execution of requests. VC II is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next net asset value (“NAV”) to be calculated after the request is accepted by VC II. If the order is received by VC II, or the insurance company as its authorized agent, before VC II’s close of business (generally 4:00 p.m., Eastern time), the order will receive that day’s closing price. If the order is received after that time, it will receive the next business day’s closing price.

Normally, VC II redeems Fund shares within seven days when the request is received in good order, but may postpone redemptions beyond seven days when: (i) the New York Stock Exchange is closed for other than weekends and customary holidays, or trading on the New York Stock Exchange becomes restricted; (ii) an emergency exists making disposal or valuation of the Fund’s assets not reasonably practicable; or (iii) the SEC has so permitted by order for the protection of VC II’s shareholders. For these purposes, the SEC determines the conditions under which trading shall be deemed to be restricted and an emergency shall be deemed to exist. The New York Stock Exchange is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

Frequent or Short-term Trading

The Fund, which are offered only through Variable Contracts, Plans or IRAs, is intended for long-term investment and not as frequent short-term trading (“market timing”) vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not purchase shares of the Fund. The Board of Trustees has adopted policies and procedures with respect to market timing activity as discussed below. VC II believes that market timing activity is not in the best interest of the participants of the Fund. Due to the disruptive nature of this activity, it can adversely impact the ability of the subadvisers to invest assets in an orderly, long-term manner. In addition, market timing can disrupt the management of the Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; and large asset swings that decrease the Fund’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Fund performance.

To the extent the Fund invests significantly in foreign securities and/or high yield fixed-income securities (often referred to as “junk bonds”), it may be particularly vulnerable to market timing. Market timing with respect to the Fund’s investments in foreign securities may also occur because of time zone differences between the foreign markets on which

ACCOUNT INFORMATION

the Fund’s international portfolio securities trade and the time as of which the Fund’s net asset value is calculated. Market timing with respect to the Fund’s investments in junk bonds may occur if market prices are not readily available for the Fund’s junk bond holdings. Market timers might try to purchase shares of the Fund based on events occurring after foreign market closing prices are established but before calculation of the Fund’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by the Fund. One of the objectives of VC II’s fair value pricing procedures is to minimize the possibilities of this type of market timing (see “How Shares are Valued” below).

Shares of the Fund are generally held through insurance company separate accounts, Plans or through a trust or custodial account (“Financial Intermediaries”). The ability of VC II to monitor transfers made by the participants in separate accounts or Plans maintained by Financial Intermediaries is limited by the institutional nature of Financial Intermediaries’ omnibus accounts. VC II’s policy is that the Fund will rely on the Financial Intermediaries to monitor market timing within the Fund to the extent that VC II believes that each Financial Intermediary’s practices are reasonably designed to detect and deter transactions that are not in the best interest of the Fund.

There is no guarantee that VC II will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not VC II detects it, if market timing occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. In situations in which VC II becomes aware of possible market timing activity, it will notify the Financial Intermediary in order to help facilitate the enforcement of such entity’s market timing policies and procedures. VC II has entered into agreements with various Financial Intermediaries that require such intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a participant identified as having engaged in frequent trades. VC II reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders received from a Financial Intermediary, whether directly or by transfer, including orders that have been accepted by a Financial Intermediary that VC II determines not to be in the best interest of the Funds. Such rejections, restrictions or refusals will be applied uniformly without exception.

You should review your Variable Contract prospectus, Plan document or custodial agreement for more information regarding market timing, including any restrictions, limitations or fees that may be charged on trades made through a Variable Contract, Plan or IRA. Any restrictions or limitations imposed by the Variable Contract, Plan or IRA may differ from those imposed by VC II.

Payments in Connection with Distribution

VALIC, as a life insurance company and as the Adviser of the Fund, receives revenue sharing payments from certain subadvisers (other than SAAMCo, an affiliated investment adviser) in connection with certain administrative, marketing and other servicing activities, including payments to help offset costs for marketing activities and training to support sales of the Fund, as well as occasional gifts, entertainment or other compensation as incentives. Payments may be derived from investment management fees received by the Adviser or subadvisers.

Selective Disclosure of Portfolio Holdings

VC II’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are described in the SAI.

How Shares are Valued

The NAV for the Fund is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time) by dividing the net assets of the Fund by the number of outstanding shares. The NAV for the Fund also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Fund. As a result, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem your shares. Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Board of Trustees, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures periodically approved by the Board of Trustees. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds. In addition, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Investments in registered investment companies that do not trade on an exchange are valued at the end of the day net asset per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security principally traded. The prospectus for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effect of using fair value pricing.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation or if there is no sale on the day of valuation, at the last reported bid price. If a security’s price is available from more than one exchange, the Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund’s shares, and the Fund may

ACCOUNT INFORMATION

determine that certain closing prices do not reflect the fair value of a security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board of Trustees to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities and foreign equity futures contracts, a Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

The Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of such foreign securities may change on days when the Fund is not open to purchases or redemptions.

During periods of extreme volatility or market crisis, the Fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to seven business days or longer, or as allowed by federal securities laws.

Dividends and Capital Gains

Dividends from Net Investment Income

For the Fund, dividends from net investment income are declared and paid annually. Dividends from net investment income are automatically reinvested for you into additional shares of the Fund.

Distributions from Capital Gains

When the Fund sells a security for more than it paid for that security, a capital gain results. For the Fund, distributions from capital gains, if any, are normally declared and paid annually. Distributions from capital gains are automatically reinvested for you into additional shares of the Fund.

Tax Consequences

As the owner of a Variable Contract, a participant under your employer’s Variable Contract or Plan or as an IRA account owner, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of Fund shares. You should consult your Variable Contract prospectus, Plan document or custodial agreement or your tax professional for further information concerning the federal income tax consequences to you of investing in the Fund.

The Fund will annually designate certain amounts of its dividends paid as eligible for the dividend received deduction. If the Fund incurs foreign taxes, it will elect to pass-through allowable foreign tax credits. These designations and elections will benefit VALIC, in potentially material amounts, and will not beneficially or adversely affect you or the Fund. The benefits to VALIC will not be passed to you or the Fund.

MANAGEMENT

Investment Adviser

VALIC is a stock life insurance company which has been in the investment advisory business since 1960 and is the investment adviser for the Fund. VALIC is an indirect, wholly-owned subsidiary of American International Group, Inc. (“AIG”). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.

VALIC is located at 2929 Allen Parkway, Houston, Texas 77019.

VALIC serves as investment adviser through an Investment Advisory Agreement with VC II. As investment adviser, VALIC oversees the day-to-day operations of the Fund and supervises the purchase and sale of Fund investments. VALIC employs an investment subadviser who makes investment decisions for the Fund.

The investment advisory agreement between VALIC and VC II provides for VC II to pay all expenses not specifically assumed by VALIC. Examples of the expenses paid by VC II include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts. These expenses are allocated to the Fund in a manner approved by the Board of Trustees. For more information on these agreements, see the “Investment Adviser” section in the SAI.

Investment Subadviser

VALIC works with the investment subadviser for the Fund. Subadvisers are financial services companies that specialize in certain types of investing. The subadviser’s role is to make investment decisions for the Fund according to the Fund’s investment objective and restrictions. VALIC compensates the subadviser out of the fees it receives from the Fund.

According to the agreements VALIC has with the subadviser, VALIC will receive investment advice for the Fund. Under these agreements, VALIC gives the subadviser the authority to buy and sell securities for the subadvised Fund. However, VALIC retains the responsibility for the overall management of the Fund. The subadviser may buy and sell securities for the Fund with broker-dealers and other financial intermediaries that they select. The subadviser may place orders to buy and sell securities of the Fund with a broker-dealer affiliated with the subadviser, as allowed by law. This could include any affiliated futures commission merchants.

The 1940 Act permits subadvisers, under certain conditions, to place an order to buy or sell securities with an affiliated broker. One of these conditions is that the commission received by the affiliated broker cannot be greater than the usual and customary brokers commission if the sale was completed on a securities exchange. VC II has adopted procedures, as required by the 1940 Act, which provide that any commissions received by the subadviser’s affiliated broker may be considered reasonable and fair if compared to the commission received by other brokers for the same type of securities transaction.

The Securities Exchange Act of 1934 prohibits members of national securities exchanges from effecting exchange transactions for accounts that they or their affiliates manage, except as allowed under rules adopted by the SEC. VC II and the subadviser have entered into written contracts, as required by the 1940 Act, to allow the subadviser’s affiliate to effect these types of transactions for commissions. The 1940 Act generally prohibits the subadviser or the subadviser’s affiliate, acting as principal, from engaging in securities transactions with the Fund, without an exemptive order from the SEC.

VALIC and the subadviser may enter into simultaneous purchase and sale transactions for the Fund or affiliates of the Fund.

In selecting the subadviser, the Board of Trustees carefully evaluated: (i) the nature and quality of the services expected to be rendered to the Fund by the subadviser; (ii) the distinct investment objective and policies of the Fund; (iii) the history, reputation, qualification and background of the subadviser’s personnel and its financial condition; (iv) its performance track record; and (v) other factors deemed relevant. The Board of Trustees also reviewed the fees to be paid by VALIC to the subadviser. The subadvisory fees are not paid by the Fund. A discussion of the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements is available in VC II’s most recent annual report for the period ended August 31. For information on obtaining an annual or semi-annual report to shareholders, see the section “Interested in Learning More.”

VC II relies upon an exemptive order from the SEC which permits VALIC, subject to certain conditions, to select new unaffiliated subadvisers or replace existing subadvisers with an unaffiliated subadviser without first obtaining shareholder approval for the change. The Board of Trustees, including a majority of the independent Trustees, must approve each new subadvisory agreement. This allows VALIC to act more quickly to change subadvisers when it determines that a change is beneficial by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, VC II will provide investors with information about each new subadviser and its subadvisory agreement within 90 days of hiring the new subadviser. VALIC is responsible for selecting, monitoring, evaluating and allocating assets to the subadviser and oversees the subadviser’s compliance with the relevant Fund’s investment objective, policies and restrictions.

The SAI provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Fund that they serve as portfolio manager, and the structure and method used by the subadviser to determine their compensation.

MANAGEMENT

The Subadviser is:

PineBridge Investments LLC (“PineBridge”)

399 Park Avenue, New York, NY 10022

PineBridge is a wholly owned subsidiary of PineBridge Investments Holdings US LLC, which is a wholly owned subsidiary of PineBridge Investments, L.P. (“PILP”), a Cayman Islands limited partnership. The general partner of PILP is Pacific Century Investment Holdings (Cayman Islands), L.P. (“PCIHL”). PCIHL is wholly owned by Pacific Century Investment Holdings No. 1 Limited (“PCIH No. 1”). PCIH No. 1 is wholly owned by ChiltonLink Limited, which, in turn, is wholly owned by Richard Li.

PineBridge is an independent asset manager with over 60 years of experience in emerging and developed markets, having built an extensive platform of asset allocation, fixed income, equity, private equity and hedge fund-of-fund investment capabilities to meet diverse client needs. As of September 30, 2016, PineBridge managed approximately $82.6 billion.

A team makes decisions for the Fund, as noted below. The team meets regularly to review portfolio holdings and discuss purchase and sale activity.

Investment decisions for Strategic Bond Fund are made by a team led by Robert Vanden Assem, and which includes John Yovanovic, Anthony King and Dana Burns. Mr. Vanden Assem’s role as team leader primarily consists of asset allocation decisions with respect to the Strategic Bond Fund. Mr. King joined PineBridge in 2000 and is a Managing Director, Global Fixed Income. He is responsible for interest rate and currency and credit risk on both multi-currency and single currency bond portfolios. Mr. Yovanovic, Managing Director and Head of High Yield Portfolio Management, joined PineBridge in 2001. He became a Portfolio Manager of high yield bonds in 2005. Mr. Vanden Assem, Managing Director and Head of Developed Markets and Investment Grade Fixed Income, joined PineBridge in 2001 and is responsible for the portfolio management high grade total rate of return portfolios and long/short portfolios. Mr. Burns, Managing Director, Investment Grade Fixed Income, joined the firm in 2007. He is currently a senior portfolio manager within the Investment Grade Credit Group and is responsible for the management of high grade institutional and retail fixed income portfolios. Mr. Burns’ primary focus at the firm is the management of investment grade total return portfolios and high quality insurance company assets. Prior to joining the firm, Mr. Burns was Vice President and co-manager of the Fixed Income Separately Managed Account Group at Morgan Stanley. Additionally, Mr. Burns managed assets for high net-worth individuals through Morgan Stanley’s Private Wealth Management Group (PWM). Mr. Burns’ investment industry experience began in 1997.

How VALIC is Paid for its Services

The Fund pays VALIC a monthly fee based on a percentage of average daily net assets.

A discussion of the basis for the Board of Trustees’ approval of the investment advisory agreements is available in VC II’s most recent annual report for the period ended August 31. For information on obtaining an annual or semi-annual report to shareholders, see the section “Interested in Learning More.” The percentage the Fund paid VALIC for the fiscal year ended August 31, 2016 is 0.51%.

The Investment Advisory Agreement entered into with the Fund does not limit how much the Fund pays in monthly expenses each year.

Additional Information about Fund Expenses

Acquired Fund Fees and Expenses. “Acquired Fund Fees and Expenses” include fees and expenses incurred indirectly by the Fund as a result of investments in shares of one or more mutual funds, hedge funds, private equity funds or other pooled investment vehicles. Such fees and expenses will vary based on the Fund’s allocation of assets to, and the annualized expenses of, the particular acquired fund.

Expense Limitations. VALIC has contractually agreed to reimburse the expenses of the Fund through December 31, 2017, so that the Fund’s Total Annual Fund Operation Expenses do not exceed the limits set forth in the agreement. For the purposes of the waived fee and/or reimbursed expense calculations, annual fund operating expenses shall not include extraordinary expenses (i.e., expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Fund’s business. This agreement will be renewed in terms of one year unless terminated by the Board of Trustees prior to any such renewal.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years, or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended 2012 through 2016 have been audited by PricewaterhouseCoopers LLP, Independent Registered

Public Accounting Firm of VC II, whose report, along with the Fund’s financial statement, is included in the VC II annual report to shareholders which is available upon request.

Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Fund. Total returns for periods of less than one year are not annualized.

	Strategic Bond Fund
	Year Ended August 31,
	2016	2015	2014	2013		2012

PER SHARE DATA
Net asset value at beginning of period	$11.00	$11.77	$11.23	$11.78		$11.31

Income (loss) from investment operations:
Net investment income (loss)(d)	0.38	0.42	0.48	0.46		0.49
Net realized and unrealized gain (loss) on investments and foreign currencies	0.39	(0.68)	0.62	(0.44)		0.58
Net increase from payments by affiliates	–	–	–	–		–

Total income (loss) from investment operations	0.77	(0.26)	1.10	0.02		1.07

Distributions from:
Net investment income	(0.45)	(0.41)	(0.44)	(0.46)		(0.60)
Net realized gain on securities	(0.04)	(0.10)	(0.12)	(0.11)		–

Total distributions	(0.49)	(0.51)	(0.56)	(0.57)		(0.60)

Net asset value at end of period	$11.28	$11.00	$11.77	$11.23		$11.78

TOTAL RETURN(a)	7.15%	(2.32)%	9.89%	0.03%		9.97%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets	0.88%	0.87%	0.88%	0.89	%(b)	0.89	%(b)
Ratio of expenses to average net assets	0.88%	0.87%	0.88%	0.91	%(c)	0.93	%(c)
Ratio of expense reductions to average net assets	–	–	–	–		–
Ratio of net investment income (loss) to average net assets	3.51%	3.67%	4.11%	4.00	%(b)	4.39	%(b)
Ratio of net investment income (loss) to average net assets	3.51%	3.67%	4.11%	3.98	%(c)	4.35	%(c)
Portfolio turnover rate	162%	132%	150%	164%		191%
Number of shares outstanding at end of period (000’s)	72,983	71,428	64,149	61,398		53,061
Net assets at the end of period (000’s)	$823,464	$785,635	$755,092	$689,403		$624,863

(a)	Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b)	Includes expense reimbursements, but excludes expense reductions.
(c)	Excludes expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.

INTERESTED IN LEARNING MORE?

The Statement of Additional Information (“SAI”) incorporated by reference into this prospectus contains additional information about VC II’s operations.

Further information about the Fund’s investments is available in VC II’s annual and semi-annual reports to shareholders. VC II’s annual report discusses market conditions and investment strategies that significantly affected the Fund’s performance results during their last fiscal year.

The Variable Annuity Life Insurance Company (“VALIC”) can provide you with a free copy of these materials or other information about VC II. You may reach VALIC by calling 1-800-448-2542 or by writing to P.O. Box 15648, Amarillo, Texas 79105-5648. VC II’s prospectus, SAI, and shareholder reports are available online at http://www.valic.com/prospectus-and-reports/annuities.

The Securities and Exchange Commission (“SEC”) maintains copies of these documents, which are available on the EDGAR Database on the SEC’s web site at http://www.sec.gov. If you wish to review a paper filing or to request that documents be mailed to you, contact the SEC by writing to: SEC Public Reference Room, Washington, DC 20549-6009; or call the SEC at 202-551-8090. You may also request a paper copy from the SEC electronically at publicinfo@sec.gov. A duplicating fee will be assessed for all copies provided by the SEC.

Investment Company Act filing number 811-08789